                                                                   Exhibit 23(a)




                          Independent Auditors' Consent



The Shareholders and Board of Directors
Ferro Corporation:


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP




Cleveland, Ohio
April 9, 2002